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                     WESTERN-SOUTHERN LIFE ASSURANCE COMPANY
                       TOUCHSTONE ADVISOR VARIABLE ANNUITY

       SUPPLEMENT DATED NOVEMBER 30, 1998 TO PROSPECTUS DATED MAY 1, 1998


         BOND SUB-ACCOUNT CHANGES

         Western-Southern Life Assurance Company ("WSLAC") intends to replace the portfolio in which the Bond Sub-Account invests. Currently the Bond Sub-Account invests in the Bond II Portfolio (the "Current Bond Portfolio") of Select Advisors Portfolios ("SA Trust"). WSLAC intends to replace the Current Bond Portfolio with a new portfolio, the Touchstone Bond Fund (the "New Bond Fund") of Select Advisors Variable Insurance Trust (the "VI Trust"). The investment objectives, policies and restrictions of the New Bond Fund will be identical to those of the Current Bond Portfolio. Fort Washington Investment Advisors, Inc., the portfolio manager of the Current Bond Portfolio, will manage the New Bond Fund.

         GROWTH & INCOME SUB-ACCOUNT CHANGES

         WSLAC also intends to replace the portfolio in which the Growth & Income Sub-Account invests. Currently the Growth & Income Sub-Account invests in the Growth & Income II Portfolio (the "Current G&I Portfolio") of SA Trust. WSLAC intends to replace the Current G&I Portfolio with a new portfolio, the Touchstone Growth & Income Fund (the "New G&I Fund") of the VI Trust. The investment objectives, policies and restrictions of the New G&I Fund will be identical to those of the Current G&I Portfolio. Scudder Kemper Investments, Inc., the portfolio manager of the Current G&I Portfolio, will manage the New G&I Fund.

         REASON FOR CHANGES

         WSLAC is replacing the Current Bond Portfolio and the Current G&I Portfolio (the "Current Portfolios") because the Board of Trustees of the SA Trust is dissolving the Current Portfolios as part of a reorganization of the Touchstone mutual funds.

         EFFECTIVE DATE FOR CHANGES

         WSLAC intends to replace the Current Portfolios at the close of business on December 31, 1998.

         CONTRACT OWNER OPTIONS

         If you are an investor in the Bond Sub-Account or the Growth & Income Sub-Account and you want your investment in those Sub-Accounts to continue after WSLAC replaces the Current Portfolios, you do not have to take any action.

         If you are an investor in the Bond Sub-Account or the Growth & Income Sub-Account and you do not want your investment in those Sub-Accounts to continue after WSLAC replaces the Current Portfolios, you may transfer your investment or withdraw your investment.



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         TRANSFER OPTION

         You may transfer your investment from the Bond Sub-Account, the Growth & Income Sub-Account or both to any of the following sub-accounts:



        Emerging Growth                    International Equity
        Income Opportunity                 Value Plus
        Balanced                           Standby Income

         Special Transfer Rules. If you request a transfer from the Bond Sub-Account, the Growth & Income Sub-Account or both by January 31, 1999, the following special rules will apply.

         o You may transfer any amount from those Sub-Accounts even if the amount is less than $250.

         o You may allocate less than 5% of the amount transferred to a sub-account.

         o WSLAC will not count the transfer when it calculates the number of transfers you have made to sub-accounts in a 30-day period.

         WSLAC will not adopt any additional restrictions on transfers between now and January 31, 1999. After January 31, 1999, the regular restrictions on transfers will apply.

         WITHDRAWAL OPTION

         You may also withdraw your investment from the Bond Sub-Account, the Growth & Income Sub-Account or both.

         NOTICE AND ADDITIONAL SUPPLEMENTS

         If you decide to continue your investment in the Bond Sub-Account or the Growth & Income Sub-Account, WSLAC will send you a notice by January 5, 1999. The notice will confirm that WSLAC replaced the Current Portfolios and will contain information similar to the information in this Supplement. If the information contained in this Supplement changes, WSLAC will send you another supplement with updated information.

         ADDITIONAL INFORMATION

         The May 1, 1998 Prospectus for Touchstone Advisor Variable Annuity contains information about the following topics:

         o   each sub-account and the portfolios in which it invests

         o   how to make a transfer

         o   surrenders and partial withdrawals

         If you want a copy of the Prospectus, please call the Touchstone Variable Annuity Service Center at 1-800-669-2796 (press 2).